                                                                   Exhibit 10.28


                              COMMUTATION AGREEMENT
                         (hereinafter "this Agreement")


     THIS AGREEMENT is made and entered into to be effective as of the 31st day of March, 1998, by and between Insurance Company of North America, Pacific Employers Insurance Company and CIGNA Insurance Company of Illinois (hereinafter collectively the "Company"), and Manufacturers Indemnity and Insurance Company of America, a Colorado company (hereinafter the "Reinsurer").

     WITNESSETH THAT:

     WHEREAS, some or all of the entities comprising the Company and the Reinsurer entered into certain reinsurance agreements (hereinafter collectively, the "Reinsurance Agreement"), pursuant to which the Company ceded to the Reinsurer a stated portion of the Company's liability for losses incurred under the Company's workers' compensation and employer's liability insurance policies listed on Exhibit A hereto (the " WC Policies") and the liability insurance policies listed on Exhibit B hereto (the "Liability Policies")(the WC Policies and Liability Policies shall collectively be referred to herein as the "Policies"); and

     WHEREAS, the Company and the Reinsurer wish to cancel and commute the Reinsurer's liabilities under the Reinsurance Agreements on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Company hereby agrees to commute and release the Reinsurer from all further reinsurance liabilities under the Reinsurance Agreements with respect to losses and related allocated claims expense arising under the Policies (the "Commuted Liabilities"). The Company and the Reinsurer hereby agree that all of their respective rights, duties and obligations under the Reinsurance Agreement with respect to the Commuted Liabilities are herewith commuted and canceled, and release and discharge one another from any further liability or obligation with respect thereto. The Company's said commutation, cancellation, release and discharge of the Reinsurer is subject to the Company's receipt of payment in full of the amount set forth in Paragraph 2 below.

     2. The Reinsurer shall transfer cash reserves to the Company in the amount of US$486,969 as consideration for the Company's release and commutation of Reinsurer's liabilities for the WC Policies as set forth herein; provided, however, that this amount shall include $61,967 currently held by the Company as a Paid Loss Deposit Fund and $3,572 recently paid to the Company by the Reinsurer as a reinsurance payment. The Reinsurer shall transfer cash reserves to the Company in the amount of US$ 548,038.00 as consideration for the Company's release and commutation of Reinsurer's liabilities for the Liability Policies as set forth herein. Such amounts shall be payable immediately upon the parties' execution of this Agreement.

     3. The Reinsurer agrees to cooperate in good faith in the defense of all claims for which liability has been commuted by the Company hereunder and to make available to the Company all files, records, reports and other information in its possession pertaining to such claims.

     4. This Commutation Agreement shall be governed and construed in accordance with the laws of the State of New York.

     5. (a) All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the binding decision of three (3) arbitrators, one to be chosen by each party, and an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies. If either of the parties fails to appoint an arbitrator within one (1) month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire, within (1) month of receipt of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by a judge of the State of New York.

     (b) The arbitration proceedings shall take place in New York, New York. The applicant shall submit its case within one (1) month after the appointment of the Court of Arbitration, and the respondent shall submit his reply within one
(1) month after receipt of a claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law.

     (c) The arbitrators and umpire shall not award punitive damages.. They shall settle any dispute under this agreement according to an equitable rather than a strictly legal interpretation of its terms and their decision shall be provided to the parties in writing and shall be final and not subject to appeal, in the absence of fraud or other wrongful conduct. Judgement may be entered upon the award of the arbitrators in any court having jurisdiction thereof.

     (d) Each party shall bear the expenses of its arbitrator and shall jointly and equally share with the other the expense of the umpire and of the arbitration.

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the dates set forth below, but to be effective on the 31st day of March, 1998.


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


Manufacturers Indemnity and Insurance      Insurance Company of North America
Company of America



------------------------------             ------------------------------
Name:                                      Name:

Title:                                     Title:
      ------------------------                   ------------------------

Date:                                      Date:
     -------------------------                  -------------------------


Pacific Employers Insurance Company        CIGNA Insurance Company of Illinois

------------------------------             ------------------------------
Name:                                      Name:

Title:                                     Title:
      ------------------------                   ------------------------

Date:                                      Date:
     -------------------------                  -------------------------



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



                       EXHIBIT A TO COMMUTATION AGREEMENT

                               LIST OF WC POLICIES

                     Commutation Agreement - Policy Listing

      ---------------------------- ------------------------------------------------------------ ---------------------
         Workers Compensation                           Statutory Company                           Policy Term
      ---------------------------- ------------------------------------------------------------ ---------------------
      RSC C1 8146472               Insurance Company of North America                           05/01/88-89
      RSC C1 8146484               CIGNA Insurance Company of Illinois                          05/01/88-89
      ---------------------------- ------------------------------------------------------------ ---------------------
      RSC C3 3059991               Pacific Employers Insurance Company                          05/01/89-90
      RSC C3 3060002               CIGNA Insurance Company of Illinois                          05/01/89-90
      ---------------------------- ------------------------------------------------------------ ---------------------
      RSC C3 5332777               Pacific Employers Insurance Company                          05/01/90-91
      RSC C3 5332789               CIGNA Insurance Company of Illinois                          05/01/90-91
      ---------------------------- ------------------------------------------------------------ ---------------------
      RSC C3 6897314               Pacific Employers Insurance Company                          05/01/91-92
      ---------------------------- ------------------------------------------------------------ ---------------------
      RSC C3 8469447               Pacific Employers Insurance Company                          05/01/92-93
      ---------------------------- ------------------------------------------------------------ ---------------------





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



                       EXHIBIT B TO COMMUTATION AGREEMENT

                           LIST OF LIABILITY POLICIES

      ---------------------------- ------------------------------------------------------------ ---------------------
             Excess Policy                              Statutory Company                           Policy Term
      ---------------------------- ------------------------------------------------------------ ---------------------
      XCP G0663770A                Insurance Company of North America                           05/01/88-89
      ---------------------------- ------------------------------------------------------------ ---------------------
      XCP G06638934                Insurance Company of North America                           05/01/89-90
      ---------------------------- ------------------------------------------------------------ ---------------------
      XCP G13965481                Insurance Company of North America                           05/01/90-91
      ---------------------------- ------------------------------------------------------------ ---------------------
      XCP G06639707                Insurance Company of North America                           05/01/91-92
      ---------------------------- ------------------------------------------------------------ ---------------------




                                      -5-